                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report:  March 17, 2003


                               Emerson Radio Corp.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                         0-25226                       22-3285224
----------------           ------------------------          -------------------
(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                   9 Entin Road, Parsippany, New Jersey 07054
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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (973) 884-5800


                                 Not Applicable
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            (Former Address, if changed since Last Report) (Zip Code)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 17, 2003, Emerson Radio Corp. announced the filing of a registration statement in connection with the proposed public offering of its common stock owned by Geoffrey P. Jurick, its Chairman, Chief Executive Officer and President, and issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

         99.1  Press release dated March 17, 2003.


                                      -2-

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EMERSON RADIO CORP.



                                     By: /s/ Geoffrey P. Jurick
                                         ---------------------------------------
                                         Name:  Geoffrey P. Jurick
                                         Title: Chairman of the Board, Chief
                                                Executive Officer and President

Dated:  March 14, 2003


                                      -3-

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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------
  99.1      Press release dated March 17, 2003.